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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): MARCH 12, 2003
                                                          --------------




                             UNITED AUTO GROUP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                    DELAWARE                               1-12297                             22-3086739
                    --------                               -------                             ----------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)       (IRS Employer Identification Number)


         2555 TELEGRAPH RD                                                                     48302-0954
         -----------------                                                                     ----------
        BLOOMFIELD HILLS, MI                                                             (Including Zip Code)
        --------------------
(Address of Principal Executive Offices)


                                  248-648-2500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated March 12, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

On March 12, 2003, United Auto Group, Inc. issued a press release announcing that an investor presentation would be available on the Company's website beginning at approximately 6:00 p.m. (ET) on March 12, 2003, and for the following 30 days. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2003              UNITED AUTO GROUP, INC.


                                   By: /s/ Robert H. Kurnick, Jr.
                                       ---------------------------------
                                           ROBERT H. KURNICK, JR.
                                   Its:    EXECUTIVE VICE PRESIDENT

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                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT           SEQUENTIAL PAGE NUMBER
--------------           ----------------------           ----------------------

EXHIBIT 99.1        Press Release of United Auto Group,
                    Inc., dated March 12, 2003